EXHIBIT 99.1

To be effective, this Letter of Transmittal/Election Form must be received by the Exchange Agent (identified below) no later than 5:00 p.m., Eastern Time, on [            ], 2003 together with (1) the certificate(s) representing all shares of GBC Bancorp Common Stock to which this Letter of Transmittal/Election Form relates or (2) a properly completed Guarantee of Delivery with respect to the certificate(s). Failure to deliver the share certificate(s) representing the shares of GBC Bancorp Common Stock covered by a Guarantee of Delivery within the time set forth on such Guarantee of Delivery shall invalidate any otherwise properly made election, unless otherwise determined by Cathay Bancorp, Inc. in its sole discretion. Delivery of shares of GBC Bancorp Common Stock may also be made by book-entry transfer to the Exchange Agent’s account at the Depository Trust Company (“DTC”). See General Instruction 15.

LETTER OF TRANSMITTAL / ELECTION FORM

to accompany certificate(s) representing shares of

Common Stock, no par value per share, of

GBC BANCORP

Please carefully read and follow the accompanying instructions and deliver to:

AMERICAN STOCK TRANSFER

by mail:	by hand:	By overnight courier:

P.O. Box 2042 New York, NY 10272	59 Maiden Lane Plaza Level New York, NY 10038 212-936-5100	6201 15th Avenue Brooklyn, NY 11219 Attn: Reorganization Department

FacsimileTransmission: 718-234-5001 (Eligible Institutions Only)

For further information: call American Stock Transfer toll free at 800-937-5449

DESCRIPTION OF GBC BANCORP COMMON STOCK SURRENDERED (Attach separate signed list if necessary)

Name(s) of Record Holder(s) as Shown on the Certificate(s) and Address(es) of Such Record Holder(s)*	Certificate(s) Being Surrendered
	Certificate Number**	Number of Shares Represented by Each Certificate (or Covered by a Guarantee of Delivery)

* For delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) will appear on the certificate(s) when delivered.

** Certificate numbers are not required if the certificate(s) will be delivered using the Guarantee of Delivery procedures.

Pursuant to the Agreement and Plan of Merger dated as of May 6, 2003 (as the same may be amended from time to time, the “Merger Agreement”), by and among General Bank, a California banking corporation, GBC Bancorp, a California corporation (“GBC Bancorp”), Cathay Bank, a California banking corporation, and Cathay Bancorp, Inc., a Delaware corporation (“Cathay Bancorp”), the undersigned hereby surrenders to American Stock Transfer (the “Exchange Agent”) the certificate(s) representing shares of Common Stock, no par value per share (the “Common Stock”), of GBC Bancorp owned of record by the undersigned as set forth herein (and/or submits to the Exchange Agent a duly executed Guarantee of Delivery of such certificates) and hereby elects (an “Election”), in the manner indicated below, to have the shares of GBC Bancorp Common Stock evidenced by that certificate(s) converted into the right to receive merger consideration in the form of shares of Cathay Bancorp Common Stock (“Stock Consideration”), cash (“Cash Consideration”) or a combination of the two. An Election to receive stock is a “Stock Election” and an Election to receive cash is a “Cash Election.”

The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus dated             , 2003 (the “Joint Proxy Statement/Prospectus”) sent previously to the undersigned. A copy of the Merger Agreement was attached to the Joint Proxy Statement/Prospectus as Appendix A. These terms, conditions and limitations include, but are not limited to, the fact that shareholders may be subject to a proration process in which a shareholder receives for such shareholder’s GBC Bancorp Common Stock an aggregate amount of Cash Consideration and Stock Consideration other than which such shareholder has elected. All Elections are subject to the allocation procedures set forth in Section 1.4(b) of the Merger Agreement. If the undersigned does not mark one of the Election boxes below or otherwise does not properly or timely submit this Letter of Transmittal/Election Form to the Exchange Agent, the undersigned will be deemed to have made no Election. Holders of GBC Bancorp Common Stock are urged to read the Merger Agreement and the Joint Proxy Statement/Prospectus in their entirety before completing this Letter of Transmittal/Election Form.

The undersigned understands that the terms pursuant to which the merger of GBC Bancorp with and into Cathay Bancorp (the “Merger”) will be effected (including the amount and form of consideration to be received by holders of GBC Bancorp Common Stock, the effect of this Letter of Transmittal/Election Form and certain conditions to the consummation of the Merger) are summarized in the Joint Proxy Statement/Prospectus, and those terms and conditions are set forth in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the Election options, and the undersigned is aware that the material U.S. federal income tax consequences are summarized in general terms in the Joint Proxy Statement/Prospectus under “The Merger—Material U.S. Federal Income Tax Consequences” on page             .

None of the parties to the Merger Agreement or their respective boards of directors makes any recommendation as to whether holders of GBC Bancorp Common Stock should make any particular Election or any Election at all. Each shareholder must make his or her own decision with respect to that Election.

The undersigned hereby makes the following Election for the undersigned’s shares of GBC Bancorp Common Stock owned of record and surrendered herewith:

ELECTION

☐	Check one of the boxes below:

☐	Stock Election for All Shares.

☐	Cash Election for All Shares.

☐	Mixed Election: Cash Election for shares of GBC Bancorp Common Stock and Stock Election for all remaining shares of GBC Bancorp Common Stock.

The undersigned may be deemed to have made no Election if, with respect to any shares of GBC Bancorp Common Stock held thereby:

(a)    None of the above Elections is made; or

(b)    More than one of the above Elections is made; or

(c)    The undersigned fails to follow the instructions in this Letter of Transmittal/Election Form (including failure to (i) submit share certificate(s), (ii) confirm a book-entry transfer of the shares into the Exchange Agent’s account at DTC or (iii) submit a Guarantee of Delivery) or otherwise fails to properly make an Election; or

(d)    completed Letter of Transmittal/Election Form (including submission of the holder’s share certificate(s), confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC or submission of a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m., Eastern Time on [            ], 2003 (the “Election Deadline”); or

(e)    The undersigned returns this Letter of Transmittal/Election Form with a Guarantee of Delivery, but does not deliver the share certificate(s) representing the shares for which the Election is being made, or such shares are not the subject of a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC, within three NASDAQ Stock Market trading days after the Election Deadline.

The undersigned may, at any time prior to the Election Deadline, change his, her or its Election by written notice received by the Exchange Agent prior to the Election Deadline accompanied by a revised Letter of Transmittal/Election Form, properly completed and signed and by complying with all other conditions described above for making a valid Election.

In order to properly make an Election, this Letter of Transmittal/Election Form and other required documents must be received by the Exchange Agent prior to the Election Deadline. If this Letter of Transmittal/Election Form is not completed and received by the Exchange Agent pursuant to the instructions herein prior to the Election Deadline, the undersigned will be deemed to have made no Election. Failure to deliver the share certificate(s) representing the shares covered by a Guarantee of Delivery to the Exchange Agent, or failure to confirm a book-entry transfer of such shares into the Exchange Agent’s account at DTC, within three NASDAQ Stock Market trading days after the Election Deadline will invalidate any otherwise properly made Election.

In order to receive the merger consideration:

(i)	this Letter of Transmittal/Election Form must be completed and signed in the space in the box on page 7 labeled “Shareholder(s) Sign Here”;

(ii)	the undersigned must complete and sign the Substitute Form W-9 on page 9;

(iii)	this Letter of Transmittal/Election Form along with the Substitute Form W-9 must be mailed or delivered with the holder’s share certificate(s) or a Guarantee of Delivery to the Exchange Agent to either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth above; and

(iv)	if a Guarantee of Delivery is submitted with respect to any shares, the share certificate(s) representing such shares must be delivered to the Exchange Agent, or the Exchange Agent must receive confirmation of a book-entry transfer into its account at DTC.

GBC Bancorp and Cathay Bancorp will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice, and will issue a press release or other public announcement of that extension, prior to 9:00 a.m., Eastern Time, on the next business day following the previously scheduled Election Deadline.

The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus and agrees that all Elections, instructions and orders in this Letter of Transmittal/Election Form are subject to the terms and conditions of the Merger Agreement, the Joint Proxy Statement/Prospectus and the instructions in this Letter of Transmittal/Election Form. The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the effective time of the Merger, the record holder of the shares of GBC Bancorp Common Stock represented by the share certificate(s) surrendered herewith or pursuant to a Guarantee of Delivery, or for which the book-entry transfer is made in connection herewith, with good title to those shares and full power and authority (i) to sell, assign and transfer those shares free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those shares.

The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby or, as applicable, to make the book-entry transfer covered hereby, and to receive on the undersigned’s behalf, in exchange for the GBC Bancorp Common Stock represented by that certificate(s) and/or book-entry transfer, any check and/or any certificate(s) for Cathay Bancorp Common Stock issuable to the undersigned in connection with the Merger. Furthermore, the undersigned authorizes and directs the Exchange Agent to implement any Election and to rely upon all representations, certifications and instructions contained in this Letter of Transmittal/Election Form and/or any Guarantee of Delivery. All authority conferred or agreed to be conferred in this Letter of Transmittal/Election Form is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

Record holders of GBC Bancorp Common Stock who are only nominees may submit a separate Letter of Transmittal/Election Form for each beneficial holder for whom that record holder is a nominee; provided, however, that at the request of Cathay Bancorp that record holder must certify to the satisfaction of Cathay Bancorp that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a Letter of Transmittal/Election Form is submitted will be treated as a separate holder of GBC Bancorp Common Stock, subject to the provisions concerning joint elections.

Guarantee of Delivery

(to be used only as to certificates not transmitted herewith)

(see Instruction 15)

The undersigned (check applicable box),

☐	a member of a registered national securities exchange,

☐	a member of the National Association of Securities Dealers, Inc. or

☐	a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the certificate(s) for GBC Bancorp Common Stock to which this Letter of Transmittal/Election Form relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of GBC Bancorp, no later than 5:00 p.m., Eastern Time, on the third NASDAQ Stock Market trading day after the Election Deadline.

Certificate No.	Shares Represented by Each Certificate

☐	Check here if GBC Bancorp Common Stock will be delivered via book-entry transfer into the Exchange Agent’s account at DTC.

(Firm—Please Print)

(Authorized Signature)

(Address)

(Daytime Area Code & Telephone Number)

(Dated)

Special Issuance/Payment Instructions

(see Instructions 4 and 6)

To be completed only if the check is to be made payable to, and/or the certificate(s) for Cathay Bancorp Common Stock is to be issued in the name of, someone other than the record holder(s) of the GBC Bancorp Common Stock, or the name of the record holder(s) needs to be corrected or changed.

Issue:    ☐ Certificate                 ☐ Check to:

Name:

(please print)

Address:

(include zip code)

(Social Security Number or other Tax Identification Number)

Special Delivery Instructions

(see Instructions 4 and 6)

To be completed only if the check is to be made payable to, and/or the certificate(s) for Cathay Bancorp Common Stock are to be issued in the name of, the record holder(s) of the GBC Bancorp Common Stock but are to be sent to another person or to an address other than as set forth beneath the record holder’s signature on this Letter of Transmittal/Election Form.

Check or certificate(s) for Cathay Bancorp Common Stock to be delivered to*

Name:

(please print)

Address:

(include zip code)

*Please attach additional sheets if necessary.

Shareholder(s) Sign Here

(also complete Substitute Form W-9 below)

Please sign exactly as your name(s) appear(s) on your certificate(s). If this is a joint election, each person covered by this Letter of Transmittal/Election Form must sign personally.

A certificate(s) for Cathay Bancorp Common Stock or check(s) will be issued only in the name of the person(s) submitting this Letter of Transmittal/Election Form and will be mailed to the address set forth beneath the person’s signature unless the Special Delivery or Special Issuance/Payment Instructions are completed.

(x)

(x)

(Signature(s) of owner(s))

(See Instruction 5)

Dated:                              . 200

Social Security or other Tax Identification Number

If signature is by a person(s) other than the record holder(s) and in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.

Name:

(please print)

Capacity:

Address:

(include zip code)

Daytime Telephone Number: (        )          -

Signature Guarantee

(if required by Instruction 4 or 63)

Apply signature guarantee medallion below

The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal/Election Form.

Dated:                              . 200

Number of eligible institution issuing guarantee:

Note: In the event that the check and/or certificate representing Cathay Bancorp Common Stock is to be issued in the name of the record holder exactly as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on this Letter of Transmittal/Election Form is required.

DIRECT REGISTRATION (BOOK ENTRY)

(See Instruction 5)

REGISTER SHARES TO:

Fill in this space ONLY if you do NOT want to receive STOCK CERTIFICATE(S) representing the shares of Cathay Bancorp Common Stock issued in exchange for any GBC Bancorp Common Stock described above and would prefer that YOUR OWNERSHIP OF RECORD BE RECORDED SOLELY BY ELECTRONIC MEANS by the Exchange Agent upon Cathay Bancorp’s books.

Name:
(please print)

Capacity:
Address:

(include zip code)

PAYER’S NAME: AMERICAN STOCK TRANSFER

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1—PLEASE PROVIDE YOUR TIN (OR IF AWAITING A TIN, WRITE “APPLIED FOR”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

Part II—Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer Identification Number (or I am waiting for a number to be issued for me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

SIGNATURE:                                                   Date:                                           , 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, backup withholding of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number and, if I do not provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

SIGNATURE:	Date:

INSTRUCTIONS

This Letter of Transmittal/Election Form is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of GBC Bancorp Common Stock desiring to make an Election. It also may be used, following consummation of the Merger, as a letter of transmittal to accompany the surrender of certificates representing GBC Bancorp Common Stock to be exchanged for the merger consideration by holders of GBC Bancorp Common Stock who do not complete and submit the Letter of Transmittal/Election Form prior to the Election Deadline.

Holders of GBC Bancorp Common Stock who do not complete and submit this Letter of Transmittal/Election Form prior to the Election Deadline cannot make an Election. They will be deemed to have made no Election and will receive merger consideration based on the results of the allocation procedures for those making no Election set forth in the Merger Agreement and described in the Joint Proxy Statement/Prospectus previously sent to you.

Until a record holder’s share certificate(s) or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC is received by the Exchange Agent at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Letter of Transmittal/Election Form, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or check representing cash in lieu of fractional shares (if any) in exchange for the holder’s stock certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of GBC Bancorp Common Stock receiving Stock Consideration will be entitled to any dividends or other distributions (without interest) with respect to Cathay Bancorp Common Stock which have a record date and are paid after the effective time of the Merger.

1.    Time in Which to Make Election.  For an Election to be validly made, the Exchange Agent must receive, at either of the addresses (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Letter of Transmittal/Election Form, prior to the Election Deadline, this Letter of Transmittal/Election Form, properly completed and executed by the record holders, and accompanied by (i) the certificate(s) representing such GBC Bancorp Common Stock, (ii) confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC contained in an “Agent’s Message” or (iii) a Guarantee of Delivery (in which case, within three NASDAQ Stock Market trading days after the Election Deadline, the share certificate(s) representing such shares must be delivered to the Exchange Agent, or the Exchange Agent must have received confirmation by way of an Agent’s Message of a book-entry transfer of the shares into its account at DTC).

Any shareholder whose Letter of Transmittal/Election Form and certificates (or confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC or Guarantee of Delivery) are not so received will be deemed to have made no Election. As used herein, the term “Agent’s Message” means a message, transmitted by DTC, and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the DTC participant delivering the GBC Bancorp Common Stock that such participant has received and agreed to be bound by this Letter of Transmittal/Election Form and that Cathay Bancorp may enforce such agreement against the participant.

In the event GBC Bancorp Common Stock certificate(s) covered by a Guarantee of Delivery are not received (or are not the subject of a confirmation of a book-entry transfer of the shares into the Exchange Agent’s account at DTC contained in an “Agent’s Message”) within three NASDAQ Stock Market trading days after the Election Deadline, unless that deadline has been extended, the holder thereof will be deemed to have made no Election.

2.    Change or Revocation of Election.  Any holder of GBC Bancorp Common Stock who has made an Election by submitting a Letter of Transmittal/Election Form to the Exchange Agent may at any time prior to the

Election Deadline change that holder’s Election by submitting to the Exchange Agent a revised Letter of Transmittal/Election Form, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline and by otherwise timely complying with the other conditions for a valid Election. Any holder of GBC Bancorp Common Stock may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder’s GBC Bancorp Common Stock deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of GBC Bancorp Common Stock may not change the Election and may not withdraw the certificate(s) unless the Merger Agreement is terminated.

3.    Nominees.  Record holders of GBC Bancorp Common Stock who are only nominees may submit a separate Letter of Transmittal/Election Form for each beneficial owner for whom the record holder is a nominee; provided, however, that at the request of Cathay Bancorp the record holder must certify to Cathay Bancorp’s satisfaction that the record holder holds those shares of GBC Bancorp Common Stock as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a Letter of Transmittal/Election Form is submitted will be treated as a separate holder of GBC Bancorp Common Stock.

4.    Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal/Election Form if this Letter of Transmittal/Election Form is signed by the record holder(s) of the GBC Bancorp Common Stock tendered herewith, and the certificate(s) representing Cathay Bancorp Common Stock and/or the check, if applicable, are to be issued to that record holder(s) without any correction or change in the name of the record holder(s). IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL/ELECTION FORM MUST BE GUARANTEED. All signatures required to be guaranteed in accordance with these instructions must be guaranteed by a bank, broker or other institution that is a member of a Medallion Signature Guaranty Program. Public notaries cannot execute acceptable guarantees of signatures.

5.    Signatures on Letter of Transmittal/Election Form, Stock Powers and Endorsements.

(a)    If this Letter of Transmittal/Election Form is signed by the record holder(s) of the certificate(s) transmitted hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any alteration, variation, correction or change whatsoever. In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 6.

(b)    If any shares of GBC Bancorp Common Stock transmitted hereby are held of record by two or more joint holders, each of the joint holders must sign this Letter of Transmittal/Election Form.

(c)    If this Letter of Transmittal/Election Form is signed by the record holder(s) of the stock certificate(s) listed and transmitted hereby, no endorsements of the certificate(s) or separate stock powers are required.

(d)    If any surrendered certificates representing shares of GBC Bancorp Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal/Election Forms as there are different registrations of certificates.

(e)    If this Letter of Transmittal/Election Form is signed by a person(s) other than the record holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name of the record holder(s) appears on the certificate(s). Signatures on the certificate or stock powers must be guaranteed. See Instruction 4.

(f)    If this Letter of Transmittal/Election Form or any stock certificate(s) or stock power(s) is signed by a person(s) other than the record holder(s) of the stock certificate(s) listed and the signer(s) is acting in the capacity of trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person(s) acting in a fiduciary or representative capacity, that person(s) must so indicate when signing and must submit proper evidence satisfactory to the Exchange Agent of authority to so act.

6.    Special Issuance and Delivery Instructions; Direct Registration.  Unless instructions to the contrary are given in the box entitled “Special Issuance/Payment Instructions” or the box entitled “Special Delivery Instructions,” the certificate representing Cathay Bancorp Common Stock and/or the check to be distributed upon the surrender of GBC Bancorp Common Stock pursuant to this Letter of Transmittal/Election Form will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled “Description of GBC Bancorp Common Stock Surrendered.”

If the certificate and/or check are to be issued in the name of a person(s) other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (because of marriage or otherwise), the box entitled “Special Issuance/Payment Instructions” must be completed.

If the certificate and/or check are to be sent to a person(s) other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled “Description of GBC Bancorp Common Stock Surrendered,” the box entitled “Special Delivery Instructions” must be completed.

If the box entitled “Special Issuance/Payment Instructions” is completed, or the box entitled “Special Delivery Instructions” is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Letter of Transmittal/Election Form must be guaranteed. See Instruction 4.

If you request Direct Registration instead of delivery to you of physical certificates, the shares to be issued to you will be recorded electronically on the books and records of Cathay Bancorp maintained by the Exchange Agent. You will receive confirmation of the issuance of the shares and will periodically receive by mail a statement of your account reflecting the number of shares you hold and including instructions on how to sell the shares, transfer the shares to a bank or broker or request that certificates be mailed to you.

7.    Important Information Regarding Backup Withholding.  Under U.S. federal income tax law, a holder of GBC Bancorp Common Stock must report and certify his or her social security or other taxpayer identification number and further certify that the holder is not subject to backup withholding due to notified underreporting and is a U.S. person (including a U.S. resident alien). Failure to complete the Substitute Form W-9 above could result in certain penalties as well as the required backup withholding of cash payments due to the holder. See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If you are a foreign person, you must provide a properly completed and executed Internal Revenue Service Form W-8BEN or other appropriate Form W-8, which you can obtain from the Exchange Agent.

8.    Inadequate Space.  If there is inadequate space to complete any box or to sign this Letter of Transmittal/Election Form, the information or signatures required to be provided must be set forth on additional sheets substantially in the form of the corresponding portion of this Letter of Transmittal/Election Form and attached to this Letter of Transmittal/Election Form.

9.    Indication of Certificate Numbers and Shares.  This Letter of Transmittal/Election Form should indicate the certificate number(s) of the certificate(s) representing the GBC Bancorp Common Stock transmitted hereby and the number of shares represented by each certificate.

10.    Method of Delivery.  The method of delivery of all documents is at the option and risk of the holder of GBC Bancorp Common Stock. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A brown return envelope marked “GBC Bancorp” is enclosed. It is suggested that this Letter of Transmittal/Election Form be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11.    Payment Will be Made by a Single Check or Certificate.  Normally, a single check and/or a single certificate representing Cathay Bancorp Common Stock will be issued; however, if a holder wishes to have the certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided. Holders participating in a joint election will receive a single check or share certificate for the holders’ GBC Bancorp Common Stock.

12.    Lost Certificates.  If a certificate representing any of your GBC Bancorp Common Stock is lost or stolen, complete and sign this Letter of Transmittal/Election Form and forward it to the Exchange Agent along with a letter stating that the certificate(s) representing such stock is lost. The Exchange Agent will contact you with further instructions and with a request to submit further documentation. Upon confirming your status as a former GBC Bancorp shareholder, the Exchange Agent will make payment of the merger consideration represented by lost certificates upon your delivery to the Exchange Agent of an appropriate surety bond (or other undertaking satisfactory to Cathay Bancorp and the Exchange Agent in their reasonable discretion) and appropriate evidence of loss. Cathay Bancorp will use commercially reasonable efforts to cause the Exchange Agent to be provided with all information reasonably required by the Exchange Agent to verify your identity and the number of shares held by you.

13.    Non-Consummation of Merger.  Consummation of the Merger is subject to the required approval of the shareholders of GBC Bancorp and Cathay Bancorp, the receipt of all required regulatory approvals and the satisfaction or waiver of certain other conditions. No payments or issuance of Cathay Bancorp Common Stock related to any surrender of the certificate(s) representing GBC Bancorp Common Stock will be made prior to the consummation of the Merger, and no payments or issuance of Cathay Bancorp Common Stock will be made to GBC Bancorp shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect, and certificates representing GBC Bancorp Common Stock submitted to the Exchange Agent will be returned to the persons submitting them as soon as practicable.

14.    Voting Rights and Dividends.  In the event GBC Bancorp were to submit a matter for vote of its shareholders or declare a dividend after you have delivered your stock certificate(s), you would still be entitled to vote or receive the dividend, which would be distributed either by GBC Bancorp or a paying agent that it would appoint.

15.    Guarantee of Delivery.  Holders of GBC Bancorp Common Stock whose certificates are not immediately available, or who cannot deliver their certificates and all other required documents to the Exchange Agent or cannot complete the procedure for delivery of GBC Bancorp Common Stock by book-entry transfer into the Exchange Agent’s account at DTC prior to the Election Deadline, may deliver their GBC Bancorp Common Stock by properly completing and duly executing a Guarantee of Delivery if:

(1)	the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States;

(2)	prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Letter of Transmittal/Election Form and any other documents required by this Letter of Transmittal/Election Form; and

(3)	the certificate(s) for all shares of GBC Bancorp Common Stock covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such GBC Bancorp Common Stock into the Exchange Agent’s account at DTC), are received by the Exchange Agent within three NASDAQ Stock Market trading days after the Election Deadline.

If the above requirements are not satisfied in a timely manner, the holder of GBC Bancorp Common Stock will be deemed to have made no Election.

16.    Construction.  All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

All questions with respect to this Letter of Transmittal/Election Form (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Cathay Bancorp in its sole reasonable discretion, and such resolution will be final and binding.

With the consent of Cathay Bancorp, the Exchange Agent may (but is not required to) waive any immaterial defects or variances in the manner in which this Letter of Transmittal/Election Form has been completed and submitted so long as the intent of the holder of GBC Bancorp Common Stock submitting this Letter of Transmittal/Election Form is reasonably clear. Neither the Exchange Agent nor Cathay Bancorp is under any obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing shares of GBC Bancorp Common Stock, nor shall the Exchange Agent or Cathay Bancorp be liable for any failure to give any such notification.

17.    Miscellaneous.  No fraction of a share of Cathay Bancorp Common Stock will be issued upon the surrender for exchange of a certificate(s) for shares of GBC Bancorp Common Stock. In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

18.    Questions and Requests for Information.  Questions and requests for information or assistance relating to this Letter of Transmittal/Election Form should be directed to MacKenzie Partners, Inc., as Information Agent, by calling collect at (212) 929-5500 or (800) 322-2885. Additional copies of the Joint Proxy Statement/Prospectus and this Letter of Transmittal/Election Form may be obtained from American Stock Transfer by calling them at the telephone number set forth below.

The Exchange Agent is:

AMERICAN STOCK TRANSFER

Call Toll Free:

800-935-5449

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social Security numbers have nine digits separate by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

	For this type of account:	Give the taxpayer identification number of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate or LLC electing corporate status	The corporation
8.	Association, club, religious, charitable, educational, or other tax—exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, write “EXEMPT” in Part II of the form, sign and date the form and return it to the payer.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE